









Fourth Quarter & Fiscal Year 2019 Results

November 19, 2019

Forward-Looking Statements & Non-GAAP Measures

Forward Looking Statements

This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995. New Jersey Resources Corporation (NJR or the Company) cautions readers that the assumptions forming the basis for forward-looking statements include many factors that are beyond NJR's ability to control or estimate precisely, such as estimates of future market conditions and the behavior of other market participants. Words such as "anticipates," "estimates," "expects," "projects," "may," "will," "intends," "plans," "believes," "should" and similar expressions may identify forward-looking statements and such forward-looking statements are made based upon management's current expectations, assumptions and beliefs as of this date concerning future developments and their potential effect upon NJR. There can be no assurance that future developments will be in accordance with management's expectations, assumptions and beliefs or that the effect of future developments on NJR will be those anticipated by management. Forward-looking statements in this presentation include, but are not limited to, certain statements regarding NJR's NFE guidance for fiscal 2020, forecasted contribution of business segments to fiscal 2020 NFE, future NJNG customer and utility gross margin growth, future NJR capital expenditures, infrastructure programs and investments, Clean Energy Ventures' ITC-eligible projects and demand for residential solar, earnings and dividend growth, NJNG's base rate cases, permanent financing plans for Leaf River, as well as the ability to close the Adelphia Gateway transaction and successfully implement the Leaf River acquisition, and construct the Southern Reliability Link and PennEast pipeline projects.

Additional information and factors that could cause actual results to differ materially from NJR's expectations are contained in NJR's filings with the U.S. Securities and Exchange Commission (SEC), including NJR's Annual Reports on Form 10-K and subsequent Quarterly Reports on Form 10-Q, recent Current Reports on Form 8-K, and other SEC filings, which are available at the SEC's web site, http:.//www.sec.gov. Information included in this presentation is representative as of today only and while NJR periodically reassesses material trends and uncertainties affecting NJR's results of operations and financial condition in connection with its preparation of management's discussion and analysis of results of operations and financial condition contained in its Quarterly and Annual Reports filed with the SEC, NJR does not, by including this statement, assume any obligation to review or revise any particular forward-looking statement referenced herein in light of future events.

Non-GAAP Measures

This presentation includes the non-GAAP measures, NFE and utility gross margin. As an indicator of the Company's operating performance, these measures should not be considered an alternative to, or more meaningful than, GAAP measures, such as cash flows, net income, operating income or earnings per share.

NFE/net financial loss excludes unrealized gains or losses on derivative instruments related to the Company's unregulated subsidiaries and certain realized gains and losses on derivative instruments related to natural gas that has been placed into storage at Energy Services, net of applicable tax adjustments, as described below. Volatility associated with the change in value of these financial and physical commodity contracts is reported in the income statement in the current period. In order to manage its business, NJR views its results without the impacts of the unrealized gains and losses, and certain realized gains and losses, caused by changes in value of these financial instruments and physical commodity contracts prior to the completion of the planned transaction because it shows changes in value currently as opposed to when the planned transaction ultimately is settled. An annual estimated effective tax rate is calculated for NFE purposes and any necessary quarterly tax adjustment is applied to CEV, as such adjustment is related to tax credits generated by CEV.

NJNG's utility gross margin represents the results of revenues less natural gas costs, sales and, other taxes and regulatory rider expenses, which are key components of the Company's operations that move in relation to each other. Natural gas costs, sales and other taxes and regulatory rider expenses are passed through to customers and therefore, have no effect on gross margin.

Management uses NFE and utility gross margin as supplemental measures to other GAAP results to provide a more complete understanding of the Company's performance. Management believes these non-GAAP measures are more reflective of the Company's business model, provide transparency to investors and enable period-to-period comparability of financial performance. In providing fiscal 2019 earnings guidance, management is aware that there could be differences between reported GAAP earnings and NFE due to matters such as, but not limited to, the positions of our energy-related derivatives. Management is not able to reasonably estimate the aggregate impact or significance of these items on reported earnings and therefore is not able to provide a reconciliation to the corresponding GAAP equivalent for its operating earnings guidance without unreasonable efforts. For a full discussion of our non-GAAP financial measures, please see NJR's most recent Form 10-K, Item 7. This information has been provided pursuant to the requirements of SEC Regulation G.

New Jersey Resources







Agenda

- Fiscal 2019 Highlights and 2020 Outlook
  Steve Westhoven
- Financial Review
  Pat Migliaccio
- Q&A

New Jersey Resources







Fiscal 2019 Highlights & 2020 Outlook

Steve Westhoven
President & Chief Executive Officer

Fiscal 2019 Financial Highlights

Net Financial Earnings

$1.96 — NFEPS* for fiscal 2019 – met guidance range; CAGR of 6.4% from 2017 to 2019

6-8% — Expected long-term NFEPS growth rate


$2.74
$0.68
$1.96
$1.73
$1.61
6.8% CAGR
$2.06
$1.61
$1.73
$1.96
FY 16
FY 17
FY 18
FY 19
NFE Per Share
Tax Reform

Dividends

6-8% — Expected long-term dividend growth rate; 6.8% dividend increase for fiscal 2020

24th — Consecutive year of dividend increases

60-65% — Long-term target dividend payout ratio


$1.25
$1.17
$1.09
$1.02
$0.96
6.8% CAGR
60%
59%
40%(1)
60%
60%(2)
FY 16
FY 17
FY 18
FY 19
FY 20E
Annual Dividend Per Share
Payout Ratio

* A reconciliation from NFE to net income can be found in the Appendix on **Slide 25**.

(1) Includes outperformance of Energy Services and tax reform.
(2) 2020 payout based on midpoint of fiscal 2020 guidance.

New Jersey Natural Gas

Rate Case	▪ Reached settlement of $62.2 million increase in rates effective November 15, 2019 ▪ Since our last rate case settlement, our rate base has grown at a CAGR of 8.7%
Customer Growth	▪ Added 9,711 new customers during fiscal 2019, a 1.8% annual customer growth rate ▪ Expect to add between 28,000 and 30,000 new customers from 2020 through 2022
Southern Reliability Link	▪ Received all permits and awarded contract for final phase of the project ▪ Began construction during fiscal 2019 and expect an in-service date in 2021 ▪ Recovery for the project will be addressed in subsequent rate case
Accelerated Recovery Programs	▪ SAFE II – replaced 72 miles of bare steel main in fiscal 2019 ▪ NJ RISE – completed the South Seaside Reinforcement project and continued construction to install a new distribution main into Long Beach Island
Infrastructure Investment Program	▪ Accelerated recovery program for natural gas transmission and distribution enhancement and for the replacement of IT infrastructure ▪ Regulatory review process is ongoing and expect conclusion in fiscal 2020

New Jersey Natural Gas

New Customer Additions

Annual Total Customer Growth Rate: 1.8% in FY 2019 and FY 2020E



9,596
3,359
6,237
FY 18
9,711
3,221
6,490
FY 19
9,800
3,430
6,370
FY 20E
New Construction
Conversions

Rate Base ($Billions)



+34%
+28%
$2.4
$1.8
$1.4
10.3% CAGR
8.7% CAGR
FY 16 Rate Base
FY 19 Rate Base
FY 22E Rate Base

Capital Expenditures ($MM)



$445
$348
$242
$6
$134
$79
$47
$57
$64
$77
$97
$77
$37
$68
$79
$77
$44
$50
$42
FY 18
FY 19
FY 20E
New Customer
SAFE/NJ RISE
IIP
Maintenance
Cost of Removal/Other
SRL

FY 2020E Capex Accelerated Return ($MM)



30%
9%
17%
8%*
22%
13%
$445
~35% of FY 2020E capex earns an accelerated return
New Customer
SAFE/NJ RISE
IIP
Maintenance
Cost of Removal/Other
SRL

** IIP is currently under regulatory review and has not been approved yet for an accelerated rate recovery.*

NJNG Environmental Record



Leaks/Mile & Pending Leaks
Lowest number of leaks per mile of any natural gas utility in New Jersey
Pending Leaks
Leaks Per Mile
4,000
3,500
3,000
2,500
2,000
1,500
1,000
500
0
0.9
0.8
0.7
0.6
0.5
0.4
0.3
0.2
0.1
0
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019
Pending Leaks
Leaks Per Mile

ONE
OUR NATION'S ENERGY
FUTURE

- First natural gas utility in the U.S. to source supply from TrustWell™ Responsible Gas Program
- Member of ONE Future and the Environmental Protection Agency's Methane Challenge
- Aggressively investing in strengthening our natural gas distribution system and reducing emissions
- 900 metric tons of methane emissions reduced by distribution system improvements since 2015

NJR Midstream

Leaf River	▪ Closed acquisition on October 11, 2019, for a purchase price of $367.5 million ▪ Adds 32.2 MMDth of working natural gas storage capacity to portfolio ▪ Nominally accretive to NFE in fiscal 2020 after dilutive impact of new equity issuance ▪ Supports NJR's long-term NFE growth rate of 6% – 8%
Steckman Ridge	▪ 50% ownership interest ▪ Contributed $0.09 to NFEPS in fiscal 2019
PennEast	▪ The PennEast partnership is currently pursuing its appellate rights and evaluating development options ▪ Contributed $0.04 of NFEPS in fiscal 2019 from AFUDC equity ▪ Fiscal 2020 projections consider similar minimal AFUDC equity contribution to NFE
Adelphia Gateway	▪ Awaiting FERC certificate ▪ No contribution considered to fiscal 2020 NFE projections

Strategic Fit of Leaf River Energy Center


SONAT
Tennessee Gas
Leaf River Pipeline
KM Midcontinent Express
Gulf South
Transco
Destin
Transco 85
Perryville
Delhi
Gulf LNG
Port Arthur
Lake Charles
Driftwood
Cameron
Golden Pass
Sabine Pass
Calcasieu Pass
Henry Hub
Leaf River Energy Center
Leaf River Pipeline Interconnect
Leaf River Storage Site
Leaf River Pipeline
Facilities
LNG Operating/FID
Second Wave LNG Projects
Hubs
Connected Pipelines
Columbia Gulf Transmission
Destin
Gulf South
KM Midcontinent Express
SONAT
Tennessee Gas
Texas Eastern
Transco

Investment Rationale

- High-turn natural gas storage asset with stable, contracted revenue
- NJR has 10+ year track record of maintaining a natural gas storage portfolio between 35 – 80 Bcf across multiple regions of the United States, including markets served by Leaf River

Growth Market

- Gulf Coast is the fastest growing market for natural gas in the United States
- Demand for LNG and natural gas fired generation continues to grow

Pipeline Access

- Located in southeastern Mississippi with connections to six major interstate pipelines
- Provides geographic and contractual advantages due to the proximity to markets on Transco and Southern Natural Pipeline (SONAT)

Expandability

- Potential growth opportunities through facilities expansion and new pipeline interconnections
- Facility designed with option to build an additional storage cavern that would add ~13.1 MMdth of storage capacity

Clean Energy Ventures

52 MW — Incremental installed capacity from seven commercial projects in FY19

47-52 MW — Expected incremental capacity from commercial projects in FY20

Over 8,100 — The Sunlight Advantage residential solar customers at the end of FY19

Total MW in Service



+27%
+17%
231
293
340 - 345
FY 18
FY 19
FY 20E

Capital Expenditures & Investment Tax Credits ($MM)



$98
$10
$163
$62
$130 - $140
$38 - $42
FY 18
FY 19
FY 20E
Capex
ITCs

SRECs Sold (000s) & Revenue ($MM)



188
$42
364
$75
395 - 405
$79 - $81
FY 18
FY 19
FY 20E
SREC Sold
SREC Revenue

NJR Energy Services



Net Financial Earnings ($MM)
$42.1
$21.9
$18.6
$60.4
$3.2
5-Year Avg. - $29.2
NFE Contribution
15%
5%
FY 15
FY 16
FY 17
FY 18
FY 19
FY 20E

NFE – Consistent contributor with no permanent capital requirements

Fiscal 2020 NFE – NFE contribution per fiscal year expected to return to ~ 5% – 15%

Upside – Opportunity for additional earnings based on market opportunities

Strategy – Physical long call option strategy mitigates down-side earnings risk

Fiscal 2020 NFE Guidance

Fiscal 2020 NFE Guidance: $2.05 – $2.15
65% – 75% of NFE from Regulated Businesses



Midstream
10% – 15%
NJRES
5% – 15%
Home Services
1% – 2%
NJNG
55% – 60%
Regulated
65% – 75%
Unregulated
25% – 42%
CEV
20% – 25%

New Jersey Resources







Financial Review

Patrick Migliaccio
Senior Vice President & Chief Financial Officer

Changes in Net Financial Earnings – Fiscal 2019

Changes in NFE – Fiscal 2019 ($MM)



Millions
$240.5
$59.6
$6.0
$4.2
$63.0
$63.6
$3.6
$175.0
Fiscal 2018
Tax Reform
NJNG
Midstream
CEV
NJRES
NJRHS
Fiscal 2019

Fiscal 2018 – Consolidated NFE ($MM)	**$240.5**
Tax Reform	($59.6)
NJNG	**($6.0)**
Utility Gross Margin*	$10.1
BGSS Incentives	($4.4)
O&M Expenses	($11.1)
Other	($0.6)
NJR Midstream	**$4.2**
Decrease in Equity in Earnings of Affiliates	($0.3)
Decrease in O&M Expense	$3.0
Increase in Other Income	$1.5
NJR Clean Energy Ventures	**$63.0**
SREC revenue and power sales	$26.7
Investment Tax Credits	$47.7
O&M, Depreciation, Interest Expense & Tax Provisions	($11.4)
NJR Energy Services	**($63.6)**
NJRES Margin	($63.6)
NJR Home Services and Other	**($3.6)**
Revenue, O&M and Other Income	($3.6)
Fiscal 2019 – Consolidated NFE	**$175.0**

** Excludes impact of Tax Act impact and BGSS incentives.*

NJNG Rate Case Settlement

- $62.2 million rate increase approved by New Jersey Board of Public Utilities on November 13, 2019; new base rates effective November 15, 2019
- Rate base of $1.76 billion and WACC of 6.95%

Overall Cost of Capital and Weighted Return			
	Percent	Approved Return	Weighted Cost
Long-Term Debt	46.0%	3.83%	1.76%
Common Equity	54.0%	**9.60%**	5.19%
Total	100.0%		6.95%

Settlement ($000)		
Rate Base		$1,764,650
Rate of Return	✖	6.95%
Operating Income Requirement	=	$122,592
Test Year Operating Income		($78,147)
Operating Income Deficiency	=	$44,445
Revenue Factor	✖	1.3995
Rate Increase	=	$62,200

CEV – SREC Hedging Strategy Stabilizes Revenue

Energy Year 2020


35
340
Hedged
Unhedged

Percent Hedged	Average Price	Current Price (EY)
91%	$198	$238

Energy Year 2021


57
349
Hedged
Unhedged

Percent Hedged	Average Price	Current Price (EY)
86%	$197	$229

Energy Year 2022


202
203
Hedged
Unhedged

Percent Hedged	Average Price	Current Price (EY)
50%	$203	$196

As of November 15, 2019; Source: InterContinental Exchange

Balance Sheet Details

Available Liquidity as of September 30, 2019 ($MM)



$678
$3
$425
$250
Liquidity Sources
Cash
NJR Credit Facility
NJNG Credit Facility
$678
$642
$36
Liquidity Uses
Available Liquidity
NJR's Notes Payable

Debt Maturity Schedule ($MM)

Total debt: $1.6 billion
Average maturity of term debt: 17.2 yrs.
Weighted average interest rate: < 4%



$160
$140
$120
$100
$80
$60
$40
$20
$-
'22 '23 '24 '25 '26 '27 '28 '29 '38 '39 '41 '42 '43 '44 '45 '46 '47 '48 '49 '59
NJR NJNG

** Fiscal years shown above*

Total Debt to Capitalization



51%
43%
51%
45%
54%
45%
FY 18
FY 19
FY 20E
Consolidated NJR
NJNG

NJNG Secured Debt Ratings

Moody's	Fitch
Aa3	A+

NJR Capital Plan

- Capital expenditures expected to grow by more than 60% in FY 2020 vs. FY 2019 primarily due to higher Midstream investments (Adelphia Gateway)
- Over the next three years more than 50% of total Capex is expected to be allocated to NJNG and approximately 80% to regulated investments

Total Capital Expenditures ($MM)



$536
$163
$25
$348
$870
$134
$291
$445
Regulated
81%
$2,054
$386
(19%)
$556
(27%)
$1,112
(54%)
FY 19A
FY 20E
FY 20E-22E
NJNG
Midstream
CEV
NJNG

NJNG Capex Fiscal 2020 – 2022



13%
12%
8%
18%
22%
26%
Up to 42% of Capex expected to earn accelerated returns
New Customer
IIP
Cost of Removal/Other
SAFE/NJ RISE
Maintenance
SRL

NJR Projected Cash Flows

- FY 2020 financing activities include permanent funding for Leaf River acquisition
- Leaf River funded through 364-day bridge facility; NJR expects to access the equity and debt markets during the remainder of the 2020 fiscal year
  - Fiscal 2020 equity issuances address planned equity needs for fiscal 2020 and 2021[1]

($ millions)	FY 2019A	FY 2020E	FY 2021E
Cash Flow From Operations	$189	$343	$381
Uses of Funds			
Capex[2]	($525)	($870)	($508)
Acquisitions	-	(368)	-
Dividends	(104)	(119)	(129)
Total Uses of Funds	**($629)**	**($1,356)**	**($638)**
Financing Activities		*Satisfies equity needs for fiscal 2020 and 2021*	
Common Stock Proceeds – DRIP	$17	$18	$18
Common Stock Proceeds – Other	$57	$220 - $270	$0
Asset Sales[3]	$240	$0.0	$0.0
Debt Proceeds/Other	$124	$726 - $776[4]	$239
Total Financing Activities	**$438**	**$1,014**	**$257**

As of September 30, 2019

(1) Excluding stock issuances related to NJR's Dividend Reinvestment Plan and stock compensation.

(2) Based on midpoint of capital expenditure guidance located in the Appendix on page 32.

(3) Includes net proceeds of $205.7 million from the sale of wind assets and $34.5 million from the sale of equity securities.

(4) Includes debt proceeds to fund Leaf River and Adelphia Gateway acquisitions.

Fiscal 2020 Guidance: $2.05 - $2.15 NFEPS

NJNG

- $62.2 million increase to rates; $37 million annualized increase to NFE
- 1.8% customer growth
- 10% growth in rate base

Midstream

- Leaf River accretive even after dilution
- No contribution from Adelphia
- Minimal contribution from PennEast

CEV

- Adding 47 – 52 MW of installed capacity
- Generating $38 – $42 million of Investment Tax Credits

NJRES

- Normalized contribution from Energy Services of 5% - 15%



1%
44%
2%
8%
45%
Regulated 53%
1% - 2%
20% - 25%
5% - 15%
10% - 15%
55% - 60%
Regulated 65% - 75%
FY 19A
FY 20E
NJNG
Midstream
Energy Services
CEV
Home Services



$1.96
$0.34
$0.25
$0.10
$0.05
$2.10
Fiscal 2019
NJNG Rate Case
CEV - ITCs/Other
NJRES - Margin
Other
Midpoint Fiscal 2020

Investor Value Proposition

2% – 3%
Dividend
Yield(1)

8% – 11%
Total Shareholder
Return

6% - 8%
Long–Term
NFE Growth

(1) As of November 15, 2019, dividend yield was 3.0%; based on a closing price of $41.48 per common share and assumes a constant P/E ratio.

New Jersey Resources







Q&A

New Jersey Resources







Appendix

Fiscal 2019 Net Financial Earnings (Loss) by Business Unit

	Three Months Ending September 30,			Twelve Months Ending September 30,		
($ thousands)	2019	2018	Change	2019	2018	Change
New Jersey Natural Gas	($18,402)	($12,943)	$5,459	$78,062	$84,048	($5,986)
NJR Midstream	3,488	2,052	1,436	14,689	24,367	(9,678)
Regulated Businesses	**(14,914)**	**(10,891)**	**(4,023)**	**92,751**	**108,415**	**(15,664)**
NJR Clean Energy Ventures	52,676	(4,623)	57,299	77,473	75,849	1,624
NJR Energy Services	(10,726)	(17,649)	6,923	2,918	60,378	(57,460)
NJR Home Services & Other	(1,080)	4,257	(5,337)	1,818	(4,156)	5,974
Total	**$25,956**	**($28,906)**	**54,862**	**$174,960**	**$240,486**	**($65,526)**
EPS	**$0.29**	**($0.33)**	**$0.62**	**$1.96**	**$2.74**	**($0.78)**

Reconciliation of Non-GAAP Measures

A reconciliation of NFE for the three and twelve months ended September 30, 2019 and 2018 to net income is provided below:

	Three Months Ended September 30,		Twelve Months Ended September 30,	
(thousands)	2019	2018	2019	2018
Net Income (Loss)	$18,086	($16,255)	$169,505	$233,436
Add:				
Unrealized loss (gain) on derivative instruments and related transactions	28,234	866	2,881	26,770
Tax effect	(6,745)	(592)	(711)	(4,512)
Effects of economic hedging related to natural gas inventory	(7,764)	(7,782)	4,309	(22,570)
Tax effect	1,845	1,844	(1,024)	7,362
Net income to NFE tax adjustment	(7,700)	(6,987)	--	--
Net financial earnings	**$25,956**	**($28,906)**	**$174,960**	**$240,486**
Weighted Average Shares Outstanding				
Basic	**89,983**	**88,279**	**89,242**	**87,689**
Diluted	**90,366**	**88,279**	**89,616**	**88,315**
Basic earnings per share	**$0.20**	**($0.18)**	**$1.90**	**$2.66**
Add:				
Unrealized loss (gain) on derivative instruments and related transactions	0.31	0.01	0.03	0.31
Tax effect	(0.06)	(0.01)	(0.01)	(0.05)
Effects of economic hedging related to natural gas inventory	(0.09)	(0.09)	0.05	(0.26)
Tax effect	0.02	0.02	(0.01)	0.08
Net income to NFE tax adjustment	(0.09)	(0.08)	--	--
Basic net financial earnings per share	**$0.29**	**($0.33)**	**$1.96**	**$2.74**

NJNG – Infrastructure Investment Program (IIP)

- Five year, $507 million investment to strengthen infrastructure
- Natural gas transmission and distribution system enhancements
- Information technology system replacement


Natural Gas Delivery Enhancements

- Natural gas system enhancements account for $288 million of the investment
- Objective is to continue to make NJNG's system the safest in the state


Technology Replacement

- IT system replacement will account for $219 million of the investment
- Strengthen IT infrastructure to better serve customers
- Increase cybersecurity efforts

NJNG - Factors Supporting Future Customer Growth

New Construction

2019 Building Permits Issued[1]



1,240
666
327
247
NJNG
Ocean
Monmouth
Morris

Residential New Construction[3] = 63,900



2020 – 2022 = 17,245
2022 - Buildout = 46,655

Conversions

Equivalent Customer Cost[2]



$0.93
$2.36
$4.17
$3.93
NJNG
Fuel Oil
Propane
Electricity

Residential Conversions[4] = 98,700



Non-Heat: 4,800
On-Main: 29,300
Near Main: 27,700
Off Main: 36,900

1. Source: U.S. Bureau of Census as of April 2019
2. Source: U.S. Energy Information Administration; as of March 2019; based on 100,000 comparable BTUs
3. Source: A.D. Little as of September 2018 and updated annually by NJNG.
4. Source: NJNG as of November 2, 2018 and updated annually.

NJNG – Southern Reliability Link (SRL)


Tetco
SRL
NJNG
Transmission
Transco

Current Status
- Received all necessary permits and approvals
- Construction began in fiscal 1Q19

Approvals
- Received an easement from Joint Base McGuire-Dix-Lakehurst in June 2018
- NJ Pinelands Commission, NJDEP, NJBPU

Purpose
- 30-mile pipeline designed to improve system integrity and reliability
- Diversifies supply

Jan. 2017
BPU Approval

Mar. 2017
Permit Issued by NJDEP

Sept. 2017
NJ Pinelands Comm. Approval

June 2018
Joint Base Approval

Fiscal 1Q19:
Construction commenced

Expected in-service date: 2021

NJR Midstream – PennEast Pipeline


Tennessee
Auburn
Springville
Wyoming
Transco
New York
Millennium
Penn East Pipelne
Pennsylvania
Algonquin
Texas Eastern
Columbia

Project Overview

- 20 percent ownership in 120-mile transmission pipeline to Northeast connecting Marcellus Shale region supply
- Access to the lowest cost supply point in North America; expected to benefit customers and local economies
- Approved by FERC – January 19, 2018

- On November 14, 2019, PennEast announced it will ask the Supreme Court of the United States to review the September 2019 decision by the United States Court of Appeals for the Third Circuit.
- The PennEast partnership remains committed to the project and is currently pursuing its appellate rights and continues to evaluate development options to proceed with the construction of the pipeline

NJR Midstream – Adelphia

Project Overview

- Converts existing oil pipeline to natural gas
- Leverages existing infrastructure, brownfield locations and rights of way
- Provides new natural gas supply to constrained markets through increased delivery connections
- Successful open season completed
- Received Environment Assessment from FERC



Northampton
Lehigh
Berks
Montgomery
Bucks
Chester
Delaware
Philadelphia
Camden

Recent Developments

Awaiting FERC Certificate of Public Convenience and Necessity

Fiscal 2Q18: FERC filing for Certificate of Public Convenience and Necessity ✔

Fiscal 3Q18: FERC announced Environmental Assessment ✔

Fiscal 4Q18: Received notice of schedule for Environmental Review from FERC ✔

Fiscal 2020: Receipt of necessary local and regulatory approvals

Project in service

SREC Hedging Strategy – Fiscal Year

Fiscal Year 2020



64
369
Hedged

Percent Hedged	Average Price	Current Price (FY)
85%	$195	$235

Fiscal Year 2021



79
327
Hedged
Unhedged

Percent Hedged	Average Price	Current Price (FY)
80%	$196	$218

Fiscal Year 2021



270
135
Hedged
Unhedged

Percent Hedged	Average Price	Current Price (FY)
33%	$195	$186

NJR Capital Plan

($MM)	FY 2019A	FY 2020E	FY 2021E			FY 2022E			Accelerated Return?
New Jersey Natural Gas*									
New Customer	$50	$42	$38	-	$48	$39	-	$49	Yes
Maintenance	$77	$97	90	-	100	85	-	95	
Cost of Removal/Other	$64	$57	66	-	72	58	-	68	
SAFE II	$53	$51	-	-	-	-	-	-	Yes
NJ RISE	$26	$27	-	-	-	-	-	-	Yes
SRL	$79	$134	22	-	32	-	-	-	
Infrastructure Investment Programs	$0	$37	73	-	83	149	-	169	Yes
Total	***$348***	***$445***	***$289***	**-**	***$335***	***$331***	**-**	***$381***	
Midstream*									
Leaf River	$0	$3	$5 - $10						
Adelphia Gateway	$20	$282	$35 - $45						
PennEast	$4	$6	$214 - $224						
Total	***$25***	***$291***	***$254 - $279***						
Clean Energy Ventures**									
Residential Solar	$27	$25	$23	-	$27	$23	-	$27	
Commercial Solar	$136	$109	96	-	106	96	-	106	
Total	$163	$134	$119		$133	$119		$133	
GRAND TOTAL	***$536***	***$870***	***$408***	**-**	***$608***	***$564***	**-**	***$793***	

* *Including accruals.*

** *Only includes capital expenditures of ITC-eligible projects placed in service*